UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

 of the Securities Exchange Act of 1934

Check the appropriate box:

☑	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Information Statement.

DIGERATI TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.
1)	Amount previously paid:
2)	Form, schedule or registration statement no.:
3)	Filing party:
4)	Date filed:

770 South Post Oak Lane, Suite 435, Houston, Texas 77056-1937 ◆ Tel: (713) 877-8333 ◆ Fax: (713) 877-1547

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

November ___, 2012

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on 26th day of November, 2012 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	Adoption of the 2013 Omnibus Equity Incentive Plan;
•	Adoption of amended and restated bylaws; and
•	Adoption of Amended and Restated Articles of Incorporation to be filed with the Secretary of State of Nevada to effect the following:
•	change of our corporate name to HD Energy Services, Inc.;
•	establish committees of the board of directors that will comply, when required, with the NYSE listing standards and other rules of the SEC and NYSE;
•	increase the number of shares of capital stock we are authorized to issue;
•	authorize indemnification agreements with directors and senior officers; and
•	adopt a serial board of directors and other measures that are intended to be anti-takeover provisions.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were approximately 1,392,400 shares of our common stock, issued and outstanding, 586,076 shares of Series A Preferred Stock and 1,000,000 shares of our series E preferred stock outstanding on November 26, 2012. Each share of our common stock is entitled to one vote in connection with the matters described above, each share of our series A preferred stock is entitled to 100 votes because it votes on an as converted basis and the series E preferred, as a class, is always entitled to two-thirds of the total vote because it is entitled to double the number of other votes outstanding at any time.

The actions have been approved by our board of directors and by the holder of the series E preferred shares. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement on or about December ___, 2012 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ John Howell
John Howell

Houston, Texas

December ___, 2012

TABLE OF CONTENTS

EFFECTIVE TIME	1

QUESTIONS AND ANSWERS	1

REASONS FOR OUR NAME CHANGE	3

DIRECTORS AND EXECUTIVE OFFICERS	3

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

EXECUTIVE COMPENSATION	9

ADDITIONAL INFORMATION	11

CONCLUSION	12

EXHIBITS
Amended and Restated Articles of Incorporation

None of the actions of the board of directors or the stockholders of the Company entitle any holders of our common stock to exercise a right of appraisal or redemption under the laws of the State of Nevada. Holders of our common stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

EFFECTIVE TIME

The name change and other changes will be effective in the State of Nevada on the last to occur of the following (the “Effective Time”):

•	the date and time specified in an amended and restated articles of incorporation meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or

•	8:00 o’clock A.M. E.S.T. on the day after the twentieth day following the mailing of this Information Statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about December __, 2012. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by a majority of our stockholders that will become effective 20 days after mailing this Information Statement.

Q: WHY IS THE COMPANY CHANGING ITS NAME TO HD ENERGY SERVICES, INC.?

A: We are changing our corporate name because we have added a significant business to our telecommunications business. We have entered the oil field services industry by the acquisition of Waste Deep, Inc. that, through its two wholly owned subsidiaries, provides oilfield services to oil and gas exploration and production companies. Therefore, the new name reflects our principal business. See “Reasons for our Name Change.”

Q: WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE NAME CHANGE?

A: The board of directors has already approved the name change plan and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Because we already have received confirmation that a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION?

A: Our Amended and Restated Articles of Incorporation will include the following:

•	change of our corporate name to HD Energy Services, Inc.;
•	establish committees of the board of directors that will comply, when required, with the NYSE listing standards and other rules of the SEC and NYSE;
•	increase the number of shares of capital stock we are authorized to issue;
•	authorize indemnification agreements with directors and senior officers; and

•	adopt a serial board of directors and other measures that are intended to be anti-takeover provisions.

Q: HOW WILL THE NAME CHANGE AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: In connection with our recent acquisition of the oil field services business, we replaced two of our three directors with our newly elected President and Chief Executive Officer and added two independent directors. The officers, directors and employees of our telecommunications division will not change. We will establish a new principal office. However, our telecommunications operations will continue at the same locations, with the same employees and with the same assets.

Q: HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: Our recent acquisition of Waste Deep, Inc. that provided our oil field services segment reduced your percentage of ownership in the company. However, the number of shares you own will not change.

Q: HOW DO I EXCHANGE COMPANY CERTIFICATES FOR CERTIFICATES OF HD ENERGY SERVICES, INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing your shares. If you are a stockholder of record, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, our transfer agent will issue a certificate with our new name representing the same number of shares as soon as practical after the Effective Time of the name change. If you hold your stock in street name in a brokerage account, your broker will manage the certificate change.

Q: WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A: You are not required to surrender your certificates representing company shares in order to receive a certificate with our new name. Until you receive your new certificates you will continue to receive notice of or vote at stockholder meetings and receive dividends or other distributions for your shares.

Q: WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A: If you have lost your company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent is:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Q: CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: No. Nevada law does not provide for any right of appraisal or redemption in connection with the actions described in this Information Statement.

Q: WHO WILL PAY THE COSTS OF NAME CHANGE?

A. We will pay all of the costs of the name change in Nevada, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for certificates with the name of HD Energy Services, Inc. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the name change.

Q: WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the name change is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE NAME CHANGE

REASONS FOR OUR NAME CHANGE

Effective the 26th day of November, 2012 we acquired Waste Deep, Inc., a Nevada corporation as a wholly owned subsidiary in addition to our existing wholly owned subsidiary, Shift8 Technologies, Inc., a Nevada corporation. As a result, we are now in an additional business than before the 26th day of November, 2012.

Business of Waste Deep, Inc.

We describe Waste Deep, Inc. as an acquisition company because simultaneously with our acquisition, Waste Deep, Inc. acquired two oil field service companies operating in the area of the Bakken shale formation. Initial acquisitions are Dishon Disposal, Inc. and Hurley Enterprises, Inc., demonstrating the increase of stockholder value through the acquisition of significant earnings. The Bakken is one of the most important oil fields in the world today. Initial acquisition targets are located in the heart of the Bakken and are well positioned for strong growth, now and decades into the future.

1.    Dishon Disposal, Inc. (“Dishon”) is a waste disposal facility with a 25 year operating history, focusing on disposal of solid and liquid wastes from oil field exploration and production activities. The solid waste is disposed of by putting it into specially prepared synthetic lined pits and the liquid waste is treated with industry water treatment technology, which can be applied across multiple industries outside of the oil field. The company is well respected in the community.

2.    Hurley Enterprises, Inc. (“Hurley”) is also an oil field support services company that functions as a drilling site service company, with 98 service and rental lines of revenue. Hurley provides everything from skid houses, telecommunications services, booster booths, Porta Potties, generators, potable water, and mess halls in service to many of the major drilling contractors and oil majors in the Bakken. Hurley has several sole source contracts with strategic contractors in the Bakken that will provide large growth opportunity within the next three (3) years and positions Hurley to take advantage of what the major oil producers in the area believe to be Bakken activity at the same or larger activity level for at least 30 years.

DIRECTORS AND EXECUTIVE OFFICERS

In connection with our acquisition of Waste Deep, Inc. and our name change to HD Energy Services, Inc., we elected three directors that replaced two of our directors. We also moved our Sr. Vice President of Finance & Controller into the position of Chief Financial Officer. The business background of our new director and chief executive officer is included in the information statement we filed with the Securities and Exchange Commission and mailed to the stockholders on the 16th day of November, 2012. The information statement is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

NAME	AGE	POSITION
John Howell	66	Chairman, Chief Executive Officer, President, and Director
Arthur L. Smith	48	Director
Kelley V. Kirker	53	Director
William E. McIlwain	71	Director
Antonio Estrada Jr.	38	Chief Financial Officer

John Howell has served as Chairman, Chief Executive Officer, President, and Director since November 16, 2012. He earned a Bachelor of Science degree in Aerospace Engineering from Oregon State University with graduate studies at the University of San Francisco in Organizational Development and Change. He joined Arrayit Corporation in July 2008, served as a consultant until June 2009, and became Chairman, CEO, and President of Arrayit Diagnostics upon its formation in June 2009 until the present. He has over 30 years’ experience in the development, creation and management of sales and marketing platforms and internal management systems for businesses in health care, real estate, technology and telecommunications. For the past 15 years, he was primarily engaged in the technology and telecommunications fields, serving as CEO of Eversys Corporation, a manufacturer of computer equipment for the local area network from January 1997 - November 1997; Vice President of Sales & Marketing for TeraGlobal Communications, a manufacturer of equipment for the convergence of voice, video and data from December 1997 - October 1998; Executive Vice President of Rim Semiconductor Corp., a late development stage fabless communications semiconductor company from April 2000 - September 2002; Executive Vice President and Chief Operating Officer of Kingdom Ventures, Inc., a marketing company for the Christian community from October 2002 - April 2003; and President of NutraCea, (OTCBB: NTRZ) an international nutraceutical company from April 2003 - July 2004.

Arthur L.  Smith served as our Chief Executive Officer and Director since May 2003 and relinquished his Chief Executive Officer position to John Howell on November 16, 2012. He has over 20 years of specialized experience in technology and global telecommunications. As founder of Digerati Technologies, Inc., he held various positions within the company, including Chairman and CEO from June 1996 through July 2002 and President of the company's Mexican subsidiary from August 2002 through April 2003. He is also co-founder and former Chairman of Globalscape, Inc., a leading provider of Internet-based information exchange solutions and previous wholly-owned subsidiary of Digerati. Globalscape was spun-off to the company's stockholders in 2000 (NYSE: GSB). Prior to founding Digerati Technologies, Inc. in 1994, he was the Director of International Sales for GeoComm Partners, Inc., an international telecommunications firm providing satellite network services to Fortune 500 corporations. He is frequently invited to speak or serve on panels at professional and trade events related to the global telecommunications industry such as Simposio Annual ASISAT 2001 organized by the Asociación de la Industria Satelital Mexicana and the Latin America Telecommunications Conference 2002 organized by the North Texas Global Telecommunications Society. He attended the University of Texas-Pan American.

Kelley V. Kirker has served as a Director since November 26, 2012. For the past 30 years he has served as independent consultant to public and private companies in the areas of software programming, document management, content development and business management. Since 2005, he served as Vice President of Operations for Nussentials Corporation, a privately held direct seller of health and wellness products by means of the network marketing business model. Since January 2004, he served as President of Ongoing Solutions a privately held consulting company that provides business development, acquisition review, public filing assistance, website development and other support services to small businesses. From July 2008 until March 2009, he was a member of the board of directors of Mint Leasing, Inc., a publicly traded vehicle leasing company. He holds a B.S. degree in Computer Science from Trinity University in San Antonio, Texas.

William E. McIlwain has served as a Director since November 26, 2012. He and a partner founded Gary Greene Realtors in 1969. Together, they built it to become the largest and most productive real estate company in Houston, Texas, and the 50th largest in the United States by the year 2000. In 2000, Prudential Real Estate Services provided a leveraged buyout opportunity, wherein the upper management team had the opportunity to take over ownership on March 2000, whereupon it became Prudential Gary Greene Realtors. He bought back in as a partner and remained until October 2004, when he sold his interest and retired from the real estate business. Since that time, he has been involved in commercial real estate site location and sales and more recently in industrial pipe sales throughout the southern United States. His professional career included director of the Houston Association of Realtors (HAR); chairman of the HAR professional standards committee; chairman of the HAR economic development committee; HAR MLS committee; HAR secretary-treasurer; director of the Texas Association of Realtors; five terms on the advisory board of the Better Homes and Gardens Real Estate Service; one term on the national advisory council for Prudential Real Estate Affiliates; member of the Prudential Relocation Advisory Council; director of the Greater Houston Builders Association; member of the USAA advisory board; director of the National Association of Realtors; and past Platinum Broker Member of the Cendant Mobility Broker Network.

Antonio Estrada Jr. served as our Sr. Vice President of Finance from August 2007 until November 2012 when he was elected Chief Financial Officer. He is a seasoned financial executive with over 12 years of experience in the telecommunications industry with experience in financial reporting, modeling, strategic planning, grant writing, and cash management.  From January 1999 to 2008, he served in various roles within Digerati, including International Accounting Manager, Treasurer, Internal Auditor, and Controller. Prior to joining Digerati in 1999, Antonio served as a Senior Accountant for the Epilepsy Association of San Antonio and South Texas.  Antonio graduated from the University of Texas at San Antonio, with a Bachelors of Business Administration, with a concentration in Accounting.

Committees of the Board of Directors

Our board of directors has authorized an audit committee charter, compensation committee charter, nominating and governance committee charter, executive committee charter and nominating committee charter. Our board may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee will comply, when required, with NYSE listing standards and other rules of the SEC and NYSE.

Audit Committee

We have not appointed members of our audit committee. However the chairman will be independent within the meaning of applicable SEC rules and NYSE listing standards as an “ audit committee financial expert ” as defined in the rules and regulations of the SEC, and that is financially literate under the current listing standards of the NYSE. The audit committee has oversight responsibilities regarding matters including:

•	the integrity of our financial statements and our financial reporting and disclosure practices;
•	the soundness of our system of internal controls regarding finance and accounting compliance;
•	the independent registered public accounting firm’s qualifications and independence;
•	the engagement of the independent registered public accounting firm;
•	the performance of our internal audit function and independent registered public accounting firm;
•	our compliance with legal and regulatory requirements in connection with the foregoing;
•	review of related-party transactions in accordance with our written policy as to such transactions; and
•	compliance with our Code of Conduct and Ethics.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our audit committee. These rules permit us to have an audit committee that has at least one member who is independent by the NYSE listing date, at least two members (a majority of whom are independent) within 90 days after the effectiveness of the registration statement of which this prospectus forms a part, and at least three members (all of whom are independent) within one year thereafter.

Our written charter for our audit committee will be available on our website, http://hdenergyservices.com. The information on our website is not and will not be deemed to be part of this information statement and our web address is included herein as an inactive textual reference only.

Compensation Committee

We have not appointed members of our compensation committee. However, the chairman of the committee will be independent within the meaning of the listing standards of the NYSE. The compensation committee is authorized to assist the board in discharging the board’s responsibilities relating to matters including:

•	review and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to us to achieve superior operating results;
•	review and approval, annually of goals and objectives relevant to compensation of our Chief Executive Officer, including evaluating the performance of the Chief Executive Officer in light of those goals and objectives and setting of our Chief Executive Officer’s compensation based on such evaluation (and our compensation committee will have sole authority to determine such compensation);
•	establishment of the compensation of our other executives and the Chairman of our board, and recommendation of the compensation of our non-employee directors for approval by majority vote of independent directors, and
•	issuance of an annual report on executive compensation for inclusion in our annual proxy statement, once required.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our compensation committee. These rules permit us to have a compensation committee that has at least one member who is independent by the earlier of the date this offering closes or five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

Our board has adopted a written charter for our compensation committee, which will be available upon completion of this offering on our website, http://hdenergyservices.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

Nominating and Governance Committee

We have not appointed members of our nominating and governance committee. However, the chairman of the committee will be independent within the meaning of the listing standards of NYSE. The nominating and governance committee is authorized to:

•	recommend to the board nominees for election as directors and committee members;
•	develop and recommend to the board a set of corporate governance guidelines;
•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders and establish procedures to be followed by stockholders in submitting nominees;
•	recommend to the board non-renomination or removal from the board or a board committee as appropriate;
•	review with the board the requisite skills and characteristics for continuation as board members, the selection of new board members and board composition; and
•	select, retain and evaluate any search firm with respect to the identification of candidates for nomination for election as directors (and our nominating and governance committee shall have the sole authority to approve any such firm’s fees and other retention terms).

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our nominating and governance committee. These rules permit us to have a nominating and governance committee that has at least one member who is independent by five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

The committee will assist the board in the selection of nominees for election as directors at each annual meeting of our stockholders and will establish policies and procedures regarding the consideration of director nominations from stockholders. Our board has adopted a written charter for our nominating and governance committee, which will be available upon completion of this offering on our website, http://hdenergyservices.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only.

2013 Omnibus Equity Incentive Plan

The purpose of our 2013 Plan is to maintain the ability of the company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiaries. In addition, the 2013 Plan is intended to encourage ownership of our common stock by the directors, employees and consultants of the company and its affiliates and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the company’s business. The 2013 Plan provides eligible employees and consultants the opportunity to participate in the enhancement of stockholder value by the grants of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2013 Plan, including having their bonuses and/or consulting fees payable in restricted or unrestricted common stock and other awards, or any combination thereof. The number of shares that currently may be issued under the 2010 Plan is 6,000,000 shares of common stock, subject to adjustment in accordance with the adjustment provisions of the 2013 Plan and subject to increases on July 1 of each calendar year by up to 1% of the aggregate number of outstanding shares of common stock on that date. In no event shall the number of shares subject to awards granted to any one participant during any one calendar year exceed the number of shares that may be delivered under the Plan.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

Limitations on Directors’ and Officers’ Liability

Our directors and officers are indemnified as provided by the Nevada Revised Statutes, as amended (“NRS”), our articles of incorporation and written indemnification agreements between the company and each officer and director.

Employment Agreements

Currently, we have an employment agreement with John Howell, our Chairman, Chief Executive Officer, President, and Director, Arthur L. Smith, our Director, and Antonio Estrada, our Chief Financial Officer.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In connection with the acquisition of Waste Deep, Inc. and the addition to our business, common stock was issued. Therefore, the following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended July 31, 2012, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on July 31, 2012 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on July 31, 2012, and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of July 31, 2012 and is based on the books and records of the company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and Address of Beneficial Owner(1)	Class of Voting Stock	Number of shares of post conversion common stock beneficially owned(4)	Percentage of common after conversion (4)	Percentage of Vote

John Howell Chairman, CEO, President 1950 Cinnamon Teal Dr. Redmond, OR 97756	Series A Preferred(2)	1,200,000	2.0%*

Arthur L. Smith Director and former CEO 3463 Magic Drive, Suite 202 San Antonio, Texas 78229	Series A Preferred(2) Common Stock	200,000 95,652	*	*

Antonio Estrada Jr. Chief Financial Officer 3463 Magic Drive, Suite 202 San Antonio, Texas 78229	Series A Preferred(2) Common Stock	175,000 85,840	*	*

Oleum Capital LLC 12320 Barker Cypress Suite 600, No. 247 Cypress, Texas 77429	Series A Preferred(2) Series E Preferred(3)	40,800,000 1,000,000	68%	22.66 66.67	% %

Hurley Fairview LLC(6) 13352 Highway 200 Fairview, Montana 59221	Series A Preferred(2)	6,000,000	10%	3.33%

Riverfront Capital LLC(7) 15242 39th Lane NW Williston, North Dakota 58801	Series A Preferred(2)	6,000,000	10%	3.33%

All Officers & Directors As a Group (3 Persons)		1,756,492	2.9%

(1)	* less than 1%
(2)	Each issued and outstanding share of series A preferred stock is convertible to 100 shares of common stock at the Effective Time of this Information Statement.
(3)	The issued and outstanding shares of series E preferred stock, voting as a class, have the number of votes equal to twice the number of votes of all outstanding shares of capital stock such that the holders of outstanding shares of Series E preferred stock shall always constitute two-thirds of the voting rights of the Corporation. Except as otherwise required by law or by the Articles of Incorporation, the holders of shares of common stock and Series E preferred stock shall vote together and not as separate classes.
(4)	Because each share of Series A preferred stock is convertible at the Effective Time into 100 shares of common stock, the number of shares beneficially owned and percent of class is shown post conversion for a total of 60,000,000 shares of our common stock outstanding.
(5)	All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.
(6)	Includes 2,000,000 post conversion shares owned by Sheyenne Rae Nelson Hurley, wife of Vess Hurley, manager of Hurley Fairview LLC.
(7)	Includes 2,000,000 post conversion shares owned by Terry Dishon, managing member of Riverfront Capital LLC

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years July 31, 2012 and 2011, and whose salary and bonus exceeded $100,000 for the fiscal years ended July 31, 2012 and 2011, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

Name and Principal Position	Year		Salary		Bonus		Stock Awards		Option Awards		All Other Compensation		Total ($)
Arthur L. Smith Former CEO & President	2012 2011	$ $	64,525 165,000	$ $	-0- 20,059	$ $	-0- -0-	$ $	44,348 28,217	$ $	46,000 92,000	$ $	$154,873 $305,276

Antonio Estrada Jr. Chief Financial Officer	2012 2011	$ $	55,630 121,000	$ $	-0- 24,479	$ $	-0- -0-	$ $	39,131 28,217	$ $	36,370 81,846	$ $	$131,131 $255,542

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: 2011.

Outstanding Equity Awards at Fiscal Year-End.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
	(#)	(#)	($)		(#)	($)
	Exercisable	Unexercisable

Arthur L. Smith	3,652	-	$4.60	9/29/2015	-	-
	4,565	-	$4.60	10/3/2015	-	-
	2,609	-	$4.60	9/25/2016	-	-
	3,913	-	$4.60	8/15/2017	-	-
	5,652	-	$5.18	2/1/2018	-	-
	10,870	-	$5.75	4/6/2019	-	-
Antonio Estrada Jr.	3,017	-	$4.60	9/29/2015	-	-
	4,130	-	$4.60	10/3/2015	-	-
	2,174	-	$4.60	9/25/2016	-	-
	3,261	-	$4.60	8/15/2017	-	-
	5,652	-	$5.18	2/1/2018	-	-
	8,261	-	$5.75	4/6/2019	-	-

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in our amended and restated articles of incorporation which management has identified as potentially having an anti-takeover effect.

The anti-takeover provisions of our amended and restated articles of incorporation are designed to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of the company or a tender offer for all of our capital stock. However, to the extent these provisions successfully discourage the acquisition of control or tender offers for all or part of our capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized shares of capital stock

Our amended and restated articles of incorporation authorize the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the amended and restated articles of incorporation authorize the issuance of up to 480,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer. If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder meetings

Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's amended and restated articles of incorporation or bylaws. Our amended and restated articles of incorporation provides that annual stockholder meetings may be called only by our board of directors or a duly designated committee of the board. Although we believe that this provision will discourage stockholder attempts to disrupt our business between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of our company

Classified board of directors and removal of directors

Our amended and restated articles of incorporation provide that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year. The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Restriction of maximum number of directors and filling vacancies on the board of directors

Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's amended and restated articles of incorporation or bylaws. Our amended and restated articles of incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of the company through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Restriction on business combination

If, at any time during the ten years from the effective date of our articles, if any person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Securities Act) of more than 20% of any class of common stock, then the record holders of common stock beneficially owned by such acquiring person shall be entitled to cast only one-hundredth of one vote for shares in excess of 20%.

Advance notice requirements for nomination of directors and proposal of new business at annual stockholder meetings

Our amended and restated articles of incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes our stockholders are not entitled to dissenters’ appraisal rights with respect to any of the matters described in this Information Statement, and we do not intend to independently provide stockholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks,

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://hdenergyservices.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

DIGERATI TECHNOLOGIES, INC.

DATED: December ___, 2012

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

DIGERATI TECHNOLOGIES, INC.

(a Nevada corporation)

ARTICLE I

NAME

The name of the corporation is HD Energy Services, Inc., Inc. (hereinafter, the “corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the corporation's resident agent in the State of Nevada is Inc. CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the corporation is 2215-B Renaissance Drive, Las Vegas, Nevada 89119. The mailing address and the street address of the said resident agent are identical.

ARTICLE III

POWERS

The purpose for which the corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The corporation shall have all the powers of a corporation organized under the Nevada Revised Statutes.

ARTICLE IV

TERM

The corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

A.     Number and Designation. The total number of shares of all classes that this corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”). The shares may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine. The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

B.     Undesignated Common Stock. Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

1

C.     Common Stock. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the corporation.

In the event of any liquidation, dissolution or winding up of the corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind.

Each share of undesignated Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the corporation.

D.     Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

E.     Series A Convertible Preferred Stock. (1) There shall be a series of Preferred Stock designated as “Series A Preferred Stock,” par value $.001 per share, and the number of shares constituting such series shall be five hundred eighty six thousand and seventy-six (586,076). Such series is referred to herein as the “Series A Preferred Stock.”

2.     Relative Seniority. The Series A Preferred Stock shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the corporation, rank (a) pari passu with the Common Stock (as defined below) of the corporation and with any other class or series of stock of the corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the corporation; and (b) junior to any other class or series of stock of the corporation, the terms of which specifically provide that such class or series shall rank senior to the Series A Preferred Stock and Common Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the corporation. The term “Common Stock” shall mean all shares now or hereafter authorized of any class of common stock of the corporation.

3.      No Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series A Preferred Stock, the holders of shares of Series A Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series A Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. A liquidation, dissolution, or winding-up of the corporation, as such terms are used in this Section 3, shall not be deemed to be occasioned by or to include any merger of the corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the corporation.

2

4.     Voting Rights. Except as otherwise required by law, each share of outstanding Series A Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. Except as otherwise required by law or by this designation, the holders of shares of Common Stock and Series A Preferred Stock shall vote together and not as separate classes.

5.     Dividends and Distributions. If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series A Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series A Preferred Stock then held by such holder are then convertible. No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 5 is declared or paid on the Series A Preferred Stock. No dividend or other distribution shall be declared or paid on the Series A Preferred Stock unless an equivalent dividend or other distribution that satisfies this Section 5 is declared or paid on the Common Stock.

6.     Conversion. Upon the occurrence of an increase in authorized common stock (as defined below), each outstanding share of Series A Preferred Stock shall automatically be converted, without cost or any action by the holders of Series A Preferred Stock, on the terms set forth in this Section into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion.

(a)     Conversion Ratio. The initial “Conversion Ratio” for the Series A Preferred Stock is one hundred (100) fully paid and non-assessable shares of Common Stock. The Conversion Ratio shall be subject to adjustment from time to time as provided in this Section 6.

(b)     Increase in authorized common stock. An “increase in authorized common stock” shall be deemed to occur upon effectiveness of a filing in the office of the Secretary of State of Nevada of an amendment to (or amendment and restatement of) the Articles of Incorporation of the corporation that increases the number of authorized shares of Common Stock to a sufficient number (after taking into account all shares reserved for issuance by the board of directors) so as to enable the conversion of all outstanding shares of Series A Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio then in effect.

(c)     Notice of Conversion. The corporation may, but is not required to, give written notice to each holder of a share of Series A Preferred Stock within a reasonable time after the effectiveness of an increase in authorized common stock. Following the conversion of such shares, with or without notice, each holder of shares so converted may surrender the certificate therefor at the office of the corporation or any transfer agent for the Series A Preferred Stock. Upon such surrender, the corporation shall issue and deliver to each holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall issue the next highest number of whole shares of Common Stock.

3

(d)     Automatic Conversion. The conversion of shares of Series A Preferred Stock shall be effective simultaneously with the effectiveness of an increase in authorized common stock, whether or not the certificates representing such shares of Series A Preferred Stock shall have been surrendered or new certificates representing the shares of Common Stock into which such shares have been converted shall have been issued and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(e)     Adjustment of Conversion Ratio. The Conversion Ratio for each share of Series A Preferred Stock and the kind of securities issuable upon the conversion of any share of Series A Preferred Stock shall be adjusted from time to time as follows:

(i)    Subdivision or Combination of Shares. If the corporation at any time effects a subdivision or combination of the outstanding Common Stock, the Conversion Ratio shall be increased, in the case of a subdivision, or decreased, in the case of a combination, in the same proportions as the Common Stock is subdivided or combined, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision or combination which gives rise to the adjustment.

(ii)    Reclassification, Consolidation or Merger. If at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision or combination which gives rise to an adjustment of the Conversion Ratio pursuant to Section 6(e)(i)); or (B) a merger or consolidation of the corporation with another corporation (whether or not the corporation is the surviving corporation), the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Series A Preferred Stock (or of any securities into which the Series A Preferred Stock is changed or for which the Series A Preferred Stock is exchanged), so that: (x) the holders of Series A Preferred Stock or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Series A Preferred Stock immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Series A Preferred Stock or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 6(e). No consolidation or merger in which the corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 6(e)(ii). The provisions of this Section 6(e)(ii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

(iii)    Other Action Affecting Common Stock. If at any time the corporation takes any action affecting its Common Stock which, in the opinion of the Board of Directors of the corporation, would have an adverse effect upon the Conversion Rights of the Series A Preferred Stock and the foregoing conversion ratio adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the Conversion Rights, then the Conversion Ratio and the kind of securities issuable upon the conversion of Series A Preferred Stock shall be adjusted to preserve, without dilution, the Conversion Rights in such manner and at such time as the Board of Directors of the corporation may in good faith determine to be equitable in the circumstances.

(iv)    Notice of Adjustments. Whenever the Conversion Ratio or the kind of securities issuable upon the conversion of any one of or all of the Series A Preferred Stock shall be adjusted pursuant to Sections 6(e)(i) - (iii) above, the corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the corporation made any determination hereunder), and the Conversion Ratio and the kind of securities issuable upon the conversion of the Series A Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Series A Preferred Stock promptly after each adjustment.

4

(f)      Full Consideration. All shares of Common Stock which shall be issued upon the conversion of any Series A Preferred Stock (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable. The corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common Stock which shall be issued upon the conversion of any Series A Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

(g)     No Impairment. The corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

(h)     Cancellation of Series A Preferred Stock. No share of Series A Preferred Stock acquired by the corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock. The corporation may take such appropriate corporate action to reduce the authorized number of Series A Preferred Stock accordingly.

7.     Protective Provisions. In addition to any other rights provided by law, so long as at least one share of Series A Preferred Stock is outstanding, the corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of the Series A Preferred Stock voting together as a single class:

(a)     amend or repeal any provision of the corporation’s Articles of Incorporation, Bylaws or this Articles of Designations if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock;

(b)     increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock;

(c)     create or issue any series or class, reclassify any authorized capital stock of the corporation into stock of any series or class, increase the authorized or issued amount of any class or series of stock, or authorize, create, issue or reclassify any obligation or security convertible or exchangeable into or evidencing a right to purchase capital stock of any class or series, that ranks prior to the Series A Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up;

(d)     liquidate, dissolve or wind up the corporation without giving written notice to each holder of a share of Series A Preferred Stock promptly and not more than fifty (50) nor less than twenty (20) days before the anticipated date of consummation of any liquidation, dissolution or winding up, acquisition of the corporation or any sale of all or substantially all of the assets of the corporation and no such event shall be effective until such notice shall have been given.

(e)     issue any Common Stock after the date on which Series A Preferred Stock has been last issued and sold, whether or not subsequently reacquired or retired by the corporation, for a consideration per share less than fair market value of the Common Stock (as determined in good faith by the Board of Directors of the corporation) at such issuance or deemed issuance other than: (1) shares of Common Stock issued in transactions giving rise to adjustments under Sections 6(e)(i) or (ii) above, (2) shares of Common Stock issued upon conversion of shares of Series A Preferred Stock, or (3) shares issued upon the conversion of Convertible Securities (as defined below) if the issuance of such Convertible Securities did not violate Section 7(f) below;

5

(f)      issue any Convertible Securities with respect to which the Effective Price is less than the fair market value of the Common Stock (as determined in good faith by the Board of Directors of the corporation), at such issuance or deemed issuance. Convertible securities means all rights or options for the purchase of, or stock or other securities convertible into, Common Stock (other than Common Stock issued for the purposes set forth in Sections 6(e)(i) or (ii) above) or other Convertible Securities, whenever and each time issued. The “effective price” with respect to any Convertible Securities means the result of dividing: (1) the sum of (x) the total consideration, if any, received by the corporation for the issuance of such Convertible Securities, plus (y) the minimum consideration, if any, payable to the corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by: (2) the maximum number of Common Stock (other than Common Stock issued for the purposes set forth in Sections 6(e)(i) or (ii) above) issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities; or

(g)     sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the corporation is disposed of.

8.     Severability of Provisions. If any voting powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations, and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

9.     The authorized number of shares of Preferred Stock of the corporation is 20,000,000 and the number of shares constituting the Series A Convertible Preferred Stock, consisting of the shares authorized hereby, is 586,076.

F.     Series E Preferred Stock. (1) There shall be a series of Preferred Stock designated as “Series E Preferred Stock,” and the number of shares constituting such series shall be 1,000,000. Such series is referred to herein as the “Series E Preferred Stock.”

(2) Stated Capital. The amount to be represented in stated capital at all times for each share of Series E Preferred Stock shall be $.001.

(3) Rank. All shares of Series E Preferred Stock shall rank subordinate and junior to all of the corporation’s common stock, par value $.001 per share, and preferred stock, par value $.001 per share, now or hereafter issued, as to distributions of assets upon liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary.

(4) Dividends. No dividend shall be declared or paid on the Series E Preferred Stock.

(5) No Liquidation Participation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the corporation, the holders of shares of Series E Preferred Stock shall not be entitled to participate in the distribution of the assets of the corporation. A liquidation, dissolution, or winding-up of the corporation, as such terms are used in this of Article (V) shall not be deemed to be occasioned by or to include any merger of the corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the corporation.

6

(6) Voting Rights. Except as otherwise required by law, the shares of outstanding Series E Preferred Stock shall have the number of votes equal to twice the number of votes of all outstanding shares of capital stock such that the holders of outstanding shares of Series E Preferred Stock shall always constitute sixty-six and two thirds (66 2/3rds) of the voting rights of the corporation. All votes of the Series E Preferred Stock will be cast based on the vote of a majority of the holders of Series E Preferred Stock. Except as otherwise required by law or by these Amended and Restated Articles of Incorporation, the holders of shares of common stock and Series E Preferred Stock shall vote together and not as separate classes.

(7) No Redemption. The shares of Series E Preferred Stock are not redeemable.

(8) Preemptive Rights. The Series E Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the corporation.

ARTICLE VI

SALE OF ASSETS

The corporation may, without vote or approval of the stockholders, by action taken at any meeting of its board of directors, sell, lease or exchange all or substantially all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve.

ARTICLE VII

REPURCHASE OF SHARES

The corporation may from time to time, pursuant to authorization by the board of directors of the corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A.     No action that is required or permitted to be taken by the stockholders of the corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the corporation.

B.     Special meeting of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

C.     There shall be no cumulative voting by stockholders of any class or series in the election of directors of the corporation.

D.     Meetings of stockholders may be held at such place as the bylaws may provide.

ARTICLE IX

NOTICE FOR NOMINATIONS AND PROPOSALS

A.     Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the corporation or by any stockholder of the corporation entitled to vote generally in the election of directors. In order for a stockholder of the corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

7

B.     Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.     The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X

DIRECTORS

A.     The number of directors of the corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

B.     The board of directors of the corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

8

C.    Should the number of directors of the corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

D.    Whenever the holders of any one or more series of preferred stock of the corporation shall have the right, voting separately as a class, to elect one or more directors of the corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the corporation elect one or more directors of the corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

E.     In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(1)    Designate one (1) or more committees, each committee to consist of one or more of the directors of the corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

(2)    Call special meetings of the stockholders only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(3)    As provided by NRS 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article X as though more fully set forth, and Article X shall be read and interpreted to provide the greatest latitude in its application.

ARTICLE XI

REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the corporation, any director or one or more of the incumbent directors of the corporation may be removed, at any time, but only by the affirmative vote of the holders of at least two-thirds of the voting power of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the corporation shall have the right, voting separately as a class, to elect one or more directors of the corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII

ACQUISITION OF CAPITAL STOCK

A.     For the purpose of this Article:

(1)    The term “Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

9

(2)    The term “acting in concert” shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

(3)    The term “acquire,” “acquisition” or “acquiring” with respect to the acquisition of any security of the corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

(4)    The term “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(5)    The term “Common Stock” means all Common Stock of the corporation and any other securities issued by the corporation which are treated as common stock for purposes of Section 382 of the Code.

(6)    The term “Fair Market Value” of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the average of the closing bid and asked prices as reported on OTC Markets, Inc. In the absence of such a quotation, the corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

(7)    The term “own,” “owing,” “ownership” or “owning” refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

(8)    The term “Person” shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

(9)    The term “Transfer Agent” shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

B.     Acquisition of Control Shares.

(1)    If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the corporation.

10

(2)    The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any exchange (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “NYSE Mkt”), or the NASDAQ Stock Market (“NASDAQ”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the NYSE Mkt or the NASDAQ or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE, the NYSE Mkt or NASDAQ, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE, the NYSE Mkt or NASDAQ (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE, NYSE Mkt or NASDAQ in the event that the NYSE, NYSE Mkt or NASDAQ, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE, the NYSE Mkt or NASDAQ may continue to be so listed.

C.     The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the corporation or (3) any employee benefit plans of the corporation. In addition, the Continuing Directors of the corporation, the officers and employees of the corporation and its subsidiaries, the directors of subsidiaries of the corporation, the employee benefit plans of the corporation and its subsidiaries, entities organized or established by the corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the corporation solely by virtue of their being directors, officers or employees of the corporation or a subsidiary thereof or by virtue of the Continuing Directors of the corporation, the officers and employees of the corporation and its subsidiaries and the directors of subsidiaries of the corporation being fiduciaries or beneficiaries of an employee benefit plan of the corporation or a subsidiary of the corporation. Notwithstanding the foregoing, no director, officer or employee of the corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the corporation.

D.     A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the corporation and its stockholders.

E.      If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

11

ARTICLE XIII

APPROVAL OF CERTAIN BUSINESS COMBINATIONS

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

A.     (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least two-thirds of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the corporation or a subsidiary of the corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation; (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the corporation; (f) the acquisition by the corporation or a subsidiary of the corporation of any securities of a Related Person; (g) any reclassification of the common stock of the corporation, or any recapitalization involving the common stock of the corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2)    Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

(3)    The term “Business Combination” as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

B.     The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

C.     For the purposes of this Article XIII the following definitions apply:

(1)    The term “Related Person” shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Act) “beneficially owns” (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the corporation; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include the corporation, any subsidiary of the corporation, any employee benefit plan, employee stock plan of the corporation or of any subsidiary of the corporation, or any trust established by the corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.

12

(2)    The term “Substantial Part” shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3)    The term “Continuing Director” shall mean any member of the board of directors of the corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board.

(4) The term “Continuing Director Quorum” shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV

EVALUATION OF BUSINESS COMBINATIONS

In connection with the exercise of its judgment in determining what is in the best interests of the corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the corporation and its subsidiaries and the other elements of the communities in which the corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV

INDEMNIFICATION

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Company shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

13

ARTICLE XVI

LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the corporation shall be personally liable to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of NRS 78.300. If the Nevada Revised Statutes are amended after the date of filing of these Articles of Incorporation to further eliminate or limit the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE XVII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the corporation only by the vote of the holders of not less than two-thirds of the voting power of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII

SPECIAL PROVISIONS

A.     To the fullest extent permitted by applicable law, the corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any of the officers, directors, agents, stockholders, members, partners or their respective affiliates and subsidiaries (other than the corporation and its subsidiaries), even if the opportunity is one that the corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and such person shall have no duty to communicate or offer such corporate opportunity to the corporation and, to the fullest extent permitted by applicable law, shall not be liable to the corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the corporation. Any person purchasing or otherwise acquiring any interest in any shares of stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article XVIII. Neither the alteration, amendment or repeal of this Article XVIII nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article XVIII shall eliminate or reduce the effect of this Article XVIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article XVIII, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

B.     As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

C.     As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

14

D.     If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

ARTICLE XVII

AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the corporation has the right to repeal, alter, amend or rescind any provision contained in these Articles of Incorporation only if the same is approved by the affirmative vote of the holders of not less than two-thirds of the voting power of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as a single class), and all rights conferred on stockholders herein are granted subject to this reservation.

15